EXHIBIT 10.3

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) dated as of June 4, 2009 (the “Effective Date”), by and among CADIZ INC. and CADIZ REAL ESTATE LLC, as borrowers (the “Borrowers”), the lenders from time to time party hereto (the “Lenders”) and LC CAPITAL MASTER FUND, LTD., as administrative agent (“LC Capital” or, in such capacity, the “Agent”).

RECITALS

WHEREAS, the Borrowers entered into that certain Credit Agreement, dated as of June 26, 2006, by and among the Borrowers, the lenders party thereto and Peloton Partners LLP, as administrative agent, as amended pursuant to that certain Amendment No. 1 to Credit Agreement dated as of September 29, 2006, and by and among Borrowers, the lenders party thereto and Peloton Partners LLP, as administrative agent (and as the same has been further amended and supplemented from time to time prior to the Effective Date, the “Credit Agreement”).

WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of April 16, 2008, by and among Peloton Multi-Strategy Master Fund (“Peloton”) and LC Capital., LC Capital replaced Peloton as a lender under the Credit Agreement (the “Loan Assignment”).

WHEREAS, pursuant to that certain Resignation and Appointment Agreement dated as of June, 2008 by and among Peloton Partners LLP and LC Capital, LC Capital replaced Peloton Partners LLP as Agent under the Loan Documents (“Successor Agent Appointment”).

WHEREAS, the Borrowers consented to the Loan Assignment and the Successor Agent Appointment pursuant to that certain Consent signed by the Borrowers and dated as of April 16, 2008.

WHEREAS, Cadiz Inc. entered into that certain Registration Rights Agreement dated as of June 26, 2006 by and among Cadiz Inc. and Peloton Partners LLP as administrative agent on behalf of each holder of registrable securities (as the same has been amended and supplemented from time to time prior to the Effective Date, the “Registration Rights Agreement”).

WHEREAS, the Borrowers, the Agent and the Lenders have agreed to amend the Credit Agreement and the Registration Rights Agreement on the terms and conditions set forth herein.

WHEREAS, defined terms used herein shall, if not otherwise defined in this Amendment, have the same meaning as set forth in the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valid consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereby agree as follows:

ARTICLE I
Amendments to Credit Agreement

1.01 The following definitions in Section 1.1 of the Credit Agreement are hereby amended by deleting them in their entirety and replacing them with the following:

““Accreted Loan Value” as of the date of determination, the outstanding principal amount of the applicable Loan, Plus all accreted interest, if any, added to such Loan as of the calendar day immediately prior to such date of determination.”

““Maturity Date” (a) the seventh anniversary of the Closing Date or (b) the ninth anniversary of the Closing Date if the Two Year Extension Period applies pursuant to Section 9.6(a).”

““Tranche A Conversion Price” with respect to the Tranche A-1 Term Loan, the Tranche A-1 Conversion Price, and with respect to the Tranche A-2 Term Loan, the Tranche A-2 Conversion Price.  The Tranche A Conversion Price shall be subject to anti-dilution protection as described in Section 2.7(f) hereof.”

““Tranche B Conversion Price” $35 per common share.  The Tranche B Conversion Price shall be subject to anti-dilution protection as described in Section 2.7(f) hereof.”

1.02 The following definitions are hereby added to Section 1.1 of the Credit Agreement in their proper alphabetical order:

““Present Market Value” the average of the daily closing sale price on NASDAQ of a share of the public common stock of Cadiz over the twenty (20) consecutive NASDAQ trading days ending five (5) Business Days prior to the Borrowers giving notice of prepayment pursuant to Section 2.3(b) hereof.”

““Second Amendment” that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Registration Rights Agreement by and among the Borrowers, the Agent and the Lenders, and dated as of Second Amendment Effective Date.”

““Second Amendment Effective Date” June 4, 2009.”

““Tranche A-1 Conversion Price” $7 per common share.”

““Tranche A-1 Prepayment Amount” the greater of (a) $4,550,000 in cash and (b) an amount of shares of the public common stock of Cadiz equal to 110% of the quotient of 4,550,000 divided by the Tranche A-1 Conversion Price or an amount in cash equal to the Present Market Value multiplied by 110% of the quotient of 4,550,000 divided by the Tranche A-1 Conversion Price. ”

““Tranche A-1 Term Loan” with respect to each Lender, such Lender’s pro rata share (based on the principal amount of such Lender’s Tranche A Term Loan immediately prior to the Second Amendment Effective Date) of $4,550,000 in principal of the Tranche A Term Loan.”

““Tranche A-2 Conversion Price” $35 per common share.”

““Tranche A-2 Term Loan” with respect to each Lender, (a) such Lender’s pro rata share (based on the principal amount of such Lender’s Tranche A Term Loan immediately prior to the Second Amendment Effective Date) the principal amount of the Tranche A Term Loan, determined as of the Second Amendment Effective Date, in excess of the principal amount of Tranche A-1 Term Loan, plus (b) all of the interest accrued on the Tranche A Term Loan of such Lender pursuant to Section 2.4 from the Closing Date through but excluding the Second Amendment Effective Date, plus (c) all of the interest accruing on the Tranche A-1 Term Loan of such Lender and such Lender’s share of the principal amount described in clause (a) of this definition pursuant to Section 2.4 from the Second Amendment Effective Date through but excluding the Maturity Date, the date of prepayment or conversion thereof or such other date upon which such amounts become due and payable (including by reason of acceleration thereof).”

““Two Year Extension Period” as defined in Section 9.6(a).”

1.03 The following definitions in Section 1.1 of the Credit Agreement are hereby deleted in their entirety:

“Adjusted Tranche A Conversion Price,”

“Adjusted Tranche B Conversion Price” and

“Reference Price.”

1.04 Section 2.3(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(a)           The Borrowers may prepay (i) each of the Tranche A-2 Term Loan and the Tranche B Term Loan in cash, solely in accordance with Section 2.3(b), in an amount equal to the Accreted Loan Value of such Loans as of the day prior to the date of such prepayment and (ii) the Tranche A-1 Term Loan in cash or in stock, at the option of the Lender, solely in accordance with Sections 2.3(b) and 2.3(c), in an amount equal to the Tranche A-1 Prepayment Amount, as of the date of such prepayment.  In no event, may any Loan be prepaid during the Two Year Extension Period.  The Agent shall deliver any prepayment notice it receives from the Borrowers under this Section 2.3 to the Lenders within three (3) Business Days.”

1.05 Section 2.3(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(b)           The Borrowers may prepay in whole, but not in part,  (i) either or both of the Tranche A-2 Term Loan and the Tranche B Term Loan and (ii) subject to Section 2.3(c) below and  only upon concurrent payment of both the Tranche A-2 Term Loan and the Tranche B Term Loan, the Tranche A-1 Term Loan, in each case on no less than thirty (30) days’ prior written notice to the Agent.  It shall not be a condition to the delivery by the Borrowers of such prepayment notice that the Borrowers have sufficient available funds to make such prepayment.  The Lenders shall, following delivery of notice thereof from the Agent and prior to any prepayment under this Section 2.3(b), have the right to convert any portion of the Loans into the Conversion Shares at the applicable Conversion Price, subject to the terms and provisions of Section 2.7.”

1.06 Section 2.3(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(c)  Notwithstanding the foregoing, any Lender shall have the right to refuse a prepayment made by the Borrowers with respect to the portion of the Tranche A-1 Term Loan held by such Lender.  In the event that a Lender so refuses, (i) the Agent shall automatically release all of the Collateral securing the repayment of the Tranche A-1 Term Loan and (ii) such Lender’s right to repayment, with respect to the Tranche A-1 Term Loan, pursuant to this Agreement shall be subordinated to all financial indebtedness for borrowed money incurred by the Borrowers after the date prepayment of the Tranche A-1 Term Loan is refused.”

1.07 Section 2.4 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

2.4           Interest Rates and Payment Dates.  (a)  Prior to prepayment of the Tranche A-2 Term Loan, interest on the Tranche A-1 Term Loan shall accrete to the principal amount of the Tranche A-2 Term Loan and after prepayment of the Tranche A-2 Term Loan, interest on the Tranche A-1 Term Loan shall be payable, in cash, to each Lender on the first Business Day of each month following the prepayment of the Tranche A-2 Term Loan.  Interest on each of the Tranche A-2 Term Loan and the Tranche B Term Loan shall at all times accrete to the principal amount of the Tranche A-2 Term Loan and the Tranche B Term Loan, respectively.

(b)  In each case, interest shall accrete on the principal amount of any Loan (including additional principal amount added pursuant to this Agreement), or be paid in cash as applicable pursuant to Section 2.4(a), at the rate of 5.0% per annum from and including the Closing Date until and including the third anniversary of the Closing Date, and 6.0% thereafter.  If all or a portion of the principal amount of any Loan shall not be paid when due (whether at stated maturity, by acceleration or otherwise), all outstanding Loans (whether or not overdue) shall bear interest at a rate per annum equal to the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2%.

1.08 Section 2.8(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(a)           Each Lender shall have the right, at such Lender’s option, pursuant to an offer (subject only to conditions required by applicable law, if any) by Cadiz (the “Change Of Control Offer”) communicated to the Agent, to require Cadiz to repay the Tranche A-2 Term Loan and the Tranche B Term Loan, in cash, in an amount equal to the Accreted Loan Value of such Loan.”

1.09 Section 3.16(c) of the Credit Agreement is hereby amended by deleting the reference to Section 2.8(a)(ii) therein.

1.10 Section 9.6(a)(i)(z) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(z)           if more than 50% of the principal amount of the Loans is transferred without the Borrowers’ prior written consent, such consent not to be unreasonably withheld, then the Maturity Date shall automatically be extended for an additional 2 years (the “Two Year Extension Period”); provided, however, that if the Borrowers’ consent for such a transfer is sought and unreasonably withheld, then no such Two Year Extension Period shall be implemented.”

1.11 Table 1 to the Credit Agreement is hereby deleted in its entirety.

ARTICLE II
Amendments to Registration Rights Agreement

2.01 The Registration Rights Agreement is hereby amended by replacing each instance of “Peloton Partners LLP” with “LC Capital Master Fund, Ltd.” and replacing each instance of “Peloton” with “LC Capital.”

2.02 The following definitions are hereby added to Section 1 of the Registration Rights Agreement in their proper alphabetical order:

““LC Capital” means LC Capital Master Fund, Ltd., in its capacity as Agent under the Credit Agreement.”

““Loans” means the principal amount of loans (including any additional principal amount added pursuant to the Credit Agreement) outstanding to the Company under the Credit Agreement.”

““Second Amendment” means that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Registration Rights Agreement by and among the Company, the Agent and the lenders party thereto, and dated as of Second Amendment Effective Date.”

““Second Amendment Effective Date” June 4, 2009.”

2.03 The definition of “New Note” in Section 1 of the Registration Rights Agreement is hereby deleted in its entirety.

2.04 Section 8 of the Registration Rights Agreement and the definition of “Registerable Securities” in Section 1 of the Registration Rights Agreement are hereby amended by replacing each instance of “New Note” with “Loans.”

2.05 Section 2(a) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

“(a)           Any Holder may, subject to the terms hereof, request the Company in writing (each such request, a “Demand”) to effect a registration with the SEC under and in accordance with the provisions of the Securities Act of all or part of the Registrable Securities Beneficially Owned by such Holder (a “Demand Registration”).  The Demand shall specify the aggregate number of shares of Registrable Securities requested to be so registered on behalf of such Holder.  For purposes of this Agreement, Holders shall be deemed to have made a Demand, effective as of the Second Amendment Effective Date, with respect to all of the Registrable Securities (the “Closing Demand”).  Any request received by the Company from a Holder as provided in this Section 2(a) shall be deemed to be a “Demand” for purposes of this Agreement, unless the Company, in accordance with the terms of this Agreement, shall have notified such Holder in writing, prior to its receipt of such request from such Holder, of its intention to register securities with the SEC, in which case the request from such Holder shall be governed by Section 3 hereof, not this Section 2.  All Demands to be made by a Holder pursuant to this Section 2(a) and any notifications by the Company pursuant to the preceding sentence must be based upon a good faith intent of such Holder or the Company, as the case may be, to effect the sale of securities pursuant to such registrations as promptly as practicable after the date of the Demand or notification, as the case may be, in accordance with the terms of this Agreement.”

2.06 Section 2(b) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

“(b)           After receipt of a Demand from a Holder, the Company shall use its best efforts to prepare and file a Registration Statement for the Registrable Securities so requested to be registered.  With respect to the Closing Demand, the Company shall use its best efforts to prepare and file a Registration Statement for the Registrable Securities within 60 days and use its best efforts to cause such Registration Statement to become effective (i) 90 days, in the event that the Registration Statement consists of an amendment to an existing S-3 previously filed by the Company (or 120 days in the event such amendment to an existing Registration Statement is reviewed by the SEC) or (ii) 120 days, in the event that the Registration Statement consists of a newly filed S-3 (or 150 days in the event such newly filed Registration Statement is reviewed by the SEC).  With respect to any other Demand, the Company shall use its best efforts to prepare and file a Registration Statement for the Registrable Securities within 60 days and use its reasonable best efforts to cause such Registration Statement to become effective within 120 days (or 150 days in the event the Registration Statement is reviewed by the SEC).”

2.07 Section 2(c)(v) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

“(v)           if the Company shall have, on or after the Second Amendment Effective Date, previously effected four (4) Demand Registrations pursuant to the terms of this Agreement;”

2.08 Section 8 of the Registration Rights Agreement is hereby amended by replacing “payee” with “lender.”

2.09 Section 16 of the Registration Rights Agreement is hereby amended by deleting the notice information for Peloton Partners LLP and replacing it with the following:

“if to LC Capital:

LC Capital Master Fund, Ltd.

c/o Lampe Conway & Company LLC

680 Fifth Avenue, Suite 1202

New York, New York 10019

Attention:  Steven G. Lampe

Telecopy:  (212) 581-8999

with a copy to:

Milbank, Tweed, Hadley & McCloy LLP

1850 K Street, NW, Suite 1100

Washington, DC 20006

Attention:  Debra Alligood White

Telecopy:  (202) 263-7516”

ARTICLE III
Representations and Warranties

Each of the Borrowers represents and warrants to the Lenders and the Agent that the representations and warranties set forth in the Credit Agreement and in each of the other Loan Documents are true and complete on the Effective Date as if made on and as of the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date).

ARTICLE IV
Conditions Precedent

This Amendment shall become effective as of the Effective Date upon satisfaction of the following conditions:

(a) receipt by the Agent of counterparts of this Amendment executed by each of the Borrowers and the Lenders and

(b) the representations and warranties contained in this Amendment shall be true and correct and no Default or Event of Default shall have occurred and be continuing.

ARTICLE V
Effect of Amendment

Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby.

ARTICLE VI
Counterparts

This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Agent.

ARTICLE VII
Severability

Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

ARTICLE VIII
Governing Law

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2  to Credit Agreement and Amendment No. 1 to Registration Rights Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

BORROWERS

CADIZ INC., as a Borrower

By:	/s/ Keith Brackpool
Name:	Keith Brackpool
Title:	Chief Executive Officer

CADIZ REAL ESTATE LLC, as a Borrower

By:	/s/ Richard E. Stoddard
Name:	Richard E. Stoddard
Title:	Chief Executive Officer

LENDER

MILFAM II L.P., as a Lender

By:  Milfam LLC, as general partner

By:	/s/ Lloyd Miller, III
Name:	Lloyd Miller, III
Title:	Managing Member

LENDER

LC CAPITAL MASTER FUND, LTD.

a Cayman Islands company,
as a Lender

By:	/s/ Richard F. Conway
Name:	Richard F. Conway
Title:	Director

AGENT

LC CAPITAL MASTER FUND, LTD.
a Cayman Islands company,
as the Agent

By:	/s/ Richard F. Conway
Name:	Richard F. Conway
Title:	Director